UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 22, 2005
ADSTAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15363	22-3666899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4553 Glencoe Avenue, Suite 325
Marina del Rey, California 90292
(Address Of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code (310) 577-8255

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
     On September 22, 2005, AdStar, Inc. (“AdStar”) issued a press release announcing that it has offered the Laurus Master Fund the opportunity to convert the $821,000 balance of AdStar’s Convertible Note at an adjusted conversion price of $1.88 during the 20 trading days commencing September 23, 2005, but Laurus may not, without AdStar’s consent, convert more than 250,000 during the first 10 trading days of that period. AdStar has reserved the right to cancel or defer Laurus’ right to convert shares during the second 10-day trading period. A copy of the press release is attached as Exhibit 99.1 to this Current Report.
Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits
(c)	Exhibits:

Exhibit
Number	Description
99.1	Press release, dated September 22, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

AdStar, Inc.
Dated: September 23, 2005	By:	/s/ Anthony Fidaleo
Anthony Fidaleo, Chief Financial Officer

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